ROADRUNNER TRANSPORTATION SYSTEMS Q1 2019 Management Call YOUR GOODS. OUR BEST. YOUR GOODS. OUR BEST.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding Roadrunner’s outlook for 2019 and beyond; the ability of all segments to achieve better than average industry margins; the success of the LTL segment to eliminate unprofitable freight and increase density in key lanes; the expectation that LTL revenue trends will improve in future quarters; the integration of multiple dry van operations in order to increase productivity and profitability; the ability of Roadrunner’s capital structure to fully support Roadrunner’s long-term business plans, which Roadrunner believes will increase the speed and likelihood of a full operational recovery followed by additional growth and optimization opportunities; the election on two new nominees to the company’s board of directors; Roadrunner’s longer-term business goals to deliver higher levels of profitability and sustainable returns on invested capital; and Roadrunner’s expectation that its segment margins will increase to be in line with peer group margins and that the structural changes currently being implemented will result in profitability that is more resilient and will better position Roadrunner for success throughout natural industry cycles. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2018. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward- looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. YOUR GOODS. OUR BEST. 2

INFORMATION ABOUT ADJUSTED EBITDA EBITDA represents earnings before interest, taxes, depreciation and amortization. Roadrunner calculates Adjusted EBITDA as EBITDA excluding impairment and other non-cash gains and losses, other long-term incentive compensation expenses, loss on debt restructuring, and corporate restructuring and restatement costs associated with legal, consulting and accounting matters, including internal and external investigations. Roadrunner uses Adjusted EBITDA as a supplemental measure in evaluating its operating performance and when determining executive incentive compensation. Roadrunner believes Adjusted EBITDA is useful to investors in evaluating its performance compared to other companies in its industry because it assists in analyzing and benchmarking the performance and value of a business. The calculation of Adjusted EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company’s business. Adjusted EBITDA is not a financial measure presented in accordance with GAAP. Although Roadrunner’s management uses Adjusted EBITDA as a financial measure to assess the performance of its business compared to that of others in Roadrunner’s industry, Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of Roadrunner’s results as reported under GAAP. Some of these limitations are: • Adjusted EBITDA does not reflect Roadrunner’s cash expenditures, future requirements for capital expenditures or contractual commitments; • Adjusted EBITDA does not reflect changes in, or cash requirements for, Roadrunner’s working capital needs; • Adjusted EBITDA does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on Roadrunner’s debt or dividend payments on Roadrunner’s preferred stock; • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements; and • Other companies in Roadrunner’s industry may calculate Adjusted EBITDA differently than Roadrunner does, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to Roadrunner to invest in the growth of the company’s business. Roadrunner compensates for these limitations by relying primarily on Roadrunner’s results of operations under GAAP. YOUR GOODS. OUR BEST. 3

AGENDA 1. Opening Comments 2. 2019 First Quarter Financial Results 3. Q1 Business Trends 4. Business Improvements & Outlook 5. Question & Answer YOUR GOODS. OUR BEST. 4

OPENING COMMENTS Revenue decline primarily due to ground expedite market conditions and planned LTL service area reductions LTL segment improved Adjusted EBITDA from restructuring efforts TES and Ascent segments marginally lower Adjusted EBITDA due to difficult comparisons Capital structure improvements completed during Q1 enabling increased investment in all three segments Adding new board member nominees with significant industry experience Longer-term outlook unchanged and improvement plans in place YOUR GOODS. OUR BEST. 5

First Quarter 2019 Results YOUR GOODS. OUR BEST. 6

SUMMARY OF Q1 2019 RESULTS Financial Summary Revenues of $507.1 million in Q1 2019 vs. $570.0 million in Q1 2018 • Revenue decline in all three segments primarily due to market moderation in ground expedite compared to peak demand in Q1 2018 in Truckload & Express Services (TES), lower volumes in Less-Than-Truckload (LTL) due primarily to planned service area reductions, and lower volume in Domestic Freight Management (Ascent). Operating loss of $20.8 million in Q1 2019 vs. $13.4 million in Q1 2018 • Q1 2019 includes higher depreciation expense of $6.5 million and a software impairment charge of $0.8 million, partially offset by lower corporate restructuring and restatement costs of $3.5 million. Net loss of $27.0 million in Q1 2019 vs. $23.6 million in Q1 2018 • Q1 2019 includes a loss on debt restructuring of $2.3 million pre-tax and a decrease in interest expense of $5.7 million pre-tax, primarily due to a waiver of interest on the preferred stock related to the rights offering. Diluted loss per share available to common stockholders of $1.78 in Q1 2019 vs. $15.37 in Q1 2018 • On April 5, 2019, a 1-for-25 reverse stock split was completed, which retroactively adjusts all share and per share data for all periods presented. • Weighted average shares outstanding were significantly higher in Q1 2019 due to 36 million shares issued in February rights offering. Adjusted EBITDA decreased to $0.7 million in Q1 2019 vs. $3.1 million in Q1 2018 • Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see our press release dated May 7, 2019. YOUR GOODS. OUR BEST. 7

ADJUSTED EBITDA First Quarter 2019 vs. 2018 (In thousands) Truckload & Less Than Ascent Global Roadrunner Ex pre ss Truckload Logistics Corporate Transportation Services Segment Segment Syste ms, Inc. Segment Three Months ended March 31, 2019 Net (loss) income (4,413) (5,868) 5,267 (21,985) (26,999) Plus: Total interest expense 692 34 92 3,064 3,882 Plus: Provision for income taxes 13 58 71 Plus: Depreciation and amortization 11,187 638 1,682 2,035 15,542 Plus: Impairment charges 778 778 Plus: Long-term incentive compensation expenses 1,731 1,731 Plus: Loss on debt restructuring 2,270 2,270 Plus: Corporate restructuring and restatement costs 3,432 3,432 Adjusted EBITDA $ 7,466 $ (5,196) $ 7,054 $ (8,617) $ 707 Three Months ended March 31, 2018 Net (loss) income 4,389 (8,720) 6,677 (25,989) (23,643) Plus: Total interest expense 11 36 30 9,466 9,543 Plus: Provision for income taxes 670 670 Plus: Depreciation and amortization 6,296 913 1,188 668 9,065 Plus: Long-term incentive compensation expenses 577 577 Plus: Corporate restructuring and restatement costs 6,913 6,913 Adjusted EBITDA $ 10,696 $ (7,771) $ 7,895 $ (7,695) $ 3,125 Adjusted EBITDA Improvement/(Decline) $ (3,230) $ 2,575 $ (841) $ (922) $ (2,418) YOUR GOODS. OUR BEST. 8

CAPITALIZATION (In millions) 12/31/2018 3/31/2019 Total Bank Debt $ 168.8 $ 159.7 Finance Lease Liability $ 51.0 $ 74.0 Total Debt $ 219.8 $ 233.7 Preferred Stock $ 402.9 $ - Total Debt & Preferred Stock $ 622.7 $ 233.7 YOUR GOODS. OUR BEST. 9

Q1 Business Trends YOUR GOODS. OUR BEST. 10

BUSINESS TRENDS

Truckload & Express Services

(In thousands, except %'s)

	Q1 2019	Q1 2018	vs 2018 (%)
Active On-Demand Revenue			
Air Fleet & Brokerage	$ 67,344	$ 59,749	12.7%
Ground Fleet & Brokerage	$ 75,427	$ 135,017	(44.1%)
Over-the-Road Revenue	$ 105,077	$ 112,021	(6.2%)
Intermodal Services Revenue	$ 32,078	$ 32,619	(1.7%)
Intrasegment Eliminations	$ (5,069)	$ (13,339)	62.0%
Total Revenue	**$ 274,857**	**$ 326,067**	**(15.7%)**
Adjusted EBITDA	**$ 7,466**	**$ 10,696**	**(30.2%)**

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slide 8.

Operating Commentary

Strategy

- Integration to improve our scale and right size capacity to address both scheduled and unscheduled freight needs

Active-On-Demand ~ 51% of Q1 Segment Revenue

- Demand for expedited air drove 12.7% air revenue increase, but aircraft availability reduced capture rate on our fleets. This capture rate decline had the largest impact on segment profitability
- Ground revenue declines from lower ground expedited demand, which continues to moderate from peak levels in Q4 2017 and Q1 2018

Over-the-Road ~ 38% of Q1 Segment Revenue

- Includes our dry van, temperature controlled and flatbed fleets
- Revenue decline primarily from Temperature Controlled fleet integration producing less revenue but improved profit compared to both Q4 and Q1 of 2018

Intermodal Services ~ 11% of Q1 Segment Revenue

- Revenue decline of 1.7% in Q1 2019 driven by declines in load counts from market softness, including greater impact of weather as compared to prior year, partially offset by improved rates per load

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BUSINESS TRENDS

Less-than-Truckload

(In thousands, except operating statistics and %'s)

		Q1 2019		Q1 2018	vs 2018 (%)
Adjusted Revenue (Incl. Fuel) (a)	$	101,862	$	113,202	(10.0%)
Adjusted Revenue (Ex. Fuel)	$	89,300	$	98,338	(9.2%)
Adj. Revenue per Hundredweight (Incl. Fuel)	$	21.44	$	20.97	2.3%
Adj. Revenue per Hundredweight (Ex. Fuel)	$	18.80	$	18.21	3.2%
Adj. Revenue per Shipment (Incl. Fuel)	$	246.27	$	232.43	6.0%
Adj. Revenue per Shipment (Ex. Fuel)	$	215.90	$	201.91	6.9%
Pounds per Shipment		1,148		1,109	3.6%
Shipments per Day		6,565		7,610	(13.7%)
Backhaul Revenue (b)	$	1,029	$	-	0.0%
Intrasegment Eliminations (c)	$	(68)	$	(77)	(11.1%)
Total Revenue (a + b + c)	**$**	**102,823**	**$**	**113,125**	**(9.1%)**
Adjusted EBITDA	**$**	**(5,196)**	**$**	**(7,771)**	**33.1%**

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slide 8.

Operating Commentary

Strategy

- Focus on core competency as a metro-to-metro LTL provider, with expansive long haul, regional and next day offerings. This includes:
  - Sales discipline to drive volume in strategic lanes and leveraging our regional capabilities within Expedited Freight Systems
  - Pricing intelligence and network enhancements to improve yield and market share in strategic lanes
  - Driving shipment reliability and visibility through investments in technology, centralization of our teams and process standardization

Trends

- Adjusted EBITDA loss of $5.2 million improved by 33.1% from Q1 2018, and improved by 37.1% from Q4 2018

Revenue & Yield

- Q1 revenue down and yield up due to:
  - Shipment per day reduction of 13.7% primarily from reduced pickup and delivery footprint and reducing unprofitable freight
  - Revenue per shipment up 6.9% excluding fuel and 6.0% including fuel due to increased shipment size and yield actions
  - Yield up 3.2% excluding fuel and 2.3% including fuel due to actions listed above
  - Continued success increasing revenue in our Tier 1 lanes (Major Metro) – 65.0% in Q1 2019 vs 58.6% in Q1 2018

Cost

- Q1 pickup and delivery costs improved due to improved freight profile, partner consolidation, and yield actions
- Q1 linehaul costs improved due to network planning and efficiency, as well as lower purchased transportation costs vs. Q1 2018

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BUSINESS TRENDS

Ascent Global Logistics

(In thousands, except %'s)

	Q1 2019	Q1 2018	vs 2018 (%)
Domestic Freight Management	$ 75,742	$ 86,275	(12.2%)
International Freight Forwarding	$ 29,030	$ 23,303	24.6%
Retail Consolidation	$ 27,076	$ 25,397	6.6%
Intrasegment Eliminations	$ (156)	$ (32)	(390.2%)
Total Revenue	**$ 131,692**	**$ 134,943**	**(2.4%)**
Adjusted EBITDA	**$ 7,054**	**$ 7,895**	**(10.7%)**

Note: For a reconciliation of Adjusted EBITDA to Net Income (Loss), see Slide 8.

Operating Commentary

Strategy

- Integration enabling easier access to more of our brokerage capabilities by more of our customers
- Investments to consolidate our IT capabilities onto one domestic Transportation Management System (TMS)

Domestic ~ 57% of Q1 Segment Revenue

- Q1 revenue declined as a result of lower brokerage load counts and the planned reduction in the fleet used to back-up our brokerage in certain tight lanes
- Revenue declines partially offset by improved brokerage spreads and reduced operating costs
- Segment Adjusted EBITDA declined primarily due to our Domestic offering

International ~ 22% of Q1 Segment Revenue

- Revenue growth in Q1 from expanded volumes at current and new customers

Retail Consolidation ~ 21% of Q1 Segment Revenue

- Q1 revenue growth driven primarily by new and existing customer volumes

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Business Improvements & Outlook YOUR GOODS. OUR BEST. 14

BUSINESS IMPROVEMENT GUIDEPOSTS 5 Key Phases – Tracking & Reporting Our Progress 5. OPTIMIZATION < Re-Capitalization Completed in Q1 2019 < Re-Financing in 2017 YOUR GOODS. OUR BEST. 15

SIMPLIFICATION & INTEGRATION – SEGMENTS

Key Initiatives Update

Truckload & Express

Improved operational structure and performance

Active On-Demand (Performing)
- Continued investments in capacity and industry-leading technology

Intermodal (Restructured)
- Loss making terminals restructured
- Improved capacity in 2018 2H
- Fleet upgrades in 2019 1H

Temp Controlled – (Restructured)
- Restructuring successfully completed in 2018 Q2
- Streamlined capacity and key lanes yielding operating profits

Dry Van – (Restructuring)
- Combining multiple operating units
- Increasing the pace of integration in 2019 Q2

LTL

Invest in longer-term recovery (Rebuilding)

Operations and Revenue
- Consolidated line haul
- Standard terminal operating procedures
- Increased focus on service
- Building revenue-right freight, in the right lanes

Network Improvements
- More focus on core lanes
- Eliminated unprofitable service areas
- Freight profile & yield improvement

IT Investment and Cost Control
- Line haul management
- Dock technology
- Safety & maintenance
- Claims
- Other SG&A

Ascent Global

Integrate and expand logistics businesses (Performing)

Domestic Freight Management
- Management team integration completed in 2018
- Core systems integration expands marketing and service capabilities
- Streamlining and upgrading asset-backed brokerage fleet in 2019

International Freight Forwarding
- Increasing capabilities and enhanced sales team yielding expansion of customer base and volumes
- Targeting larger opportunities

Retail Distribution
- Investments in warehouse racking, automation and technology
- Focusing on retaining and adding new customers

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SIMPLIFICATION & INTEGRATION – OTHER KEY AREAS Invest in our fleets, drivers and pilots • New transportation equipment and better control – financing vs. operating leases • Increased pilot/driver/contractor recruiting and retention – improved equipment, lifestyle and pay IT investments • Improved system integration and customer-facing technology in each segment • IT upgrades that support integration, strengthen internal controls and enable future growth Financial goals • Improving internal controls and remediating deficiencies • Key operating and ROIC metrics across all business units • Management L-T incentives set based on rights offering price – $12.50 per share, post reverse-split • Move operating margins closer to industry norms YOUR GOODS. OUR BEST. 17

LONGER-TERM OUTLOOK UNCHANGED Completed rights offering and refinanced credit facility in Q1; 1-for-25 reverse stock split completed in early Q2 Capital structure improvements support our longer-term focus and business plans which we believe will enable in a full operational recovery followed by additional growth and optimization opportunities Expect longer term segment margins will increase to be in line with peer group margins Current improvements and structural changes expected to increase profit resiliency and better position Roadrunner for success throughout natural industry cycles YOUR GOODS. OUR BEST. 18

Q & A Discussion YOUR GOODS. OUR BEST. 19